UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

WESTWOOD ONE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01	Other Events.

On April 12, 2007, Westwood One, Inc. (the “Company”) issued a press release announcing that it has entered into a non-binding letter of intent with CBS Radio for the modification and extension of the agreements between the Company and CBS Radio, certain of which are scheduled to expire on March 31, 2009. The letter of intent is non-binding and will become effective only upon the execution of definitive documentation and the approval of the Company’s Board of Directors and shareholders.

A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated April 12, 2007, announcing the execution of the non-binding letter of intent with CBS Radio.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: April 12, 2007

By: /s/ David Hillman
Name: David Hillman
Title: EVP, Business Affairs, General Counsel and Secretary

EXHIBIT INDEX

Current Report on Form 8-K
dated April 12, 2007

Westwood One, Inc.

Exhibit
No.	Description of Exhibit
99.1	Press Release, dated April 12, 2007, announcing the execution of the non-binding letter of intent with CBS Radio.